PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

   Number                                                   Class A Shares
 LVA-_________


This Certifies that _____________________________

is the owner of _________________  Class A share of fully paid,  non-assessable,
$.01  par  value  capital  stock  of  Principal   Pacific Basin  Fund,  Inc.,
transferable only on the books of the Corporation by the holder hereof in person or by attorney upon the surrender of this certificate duly endorsed. The holder hereof by accepting this certificate expressly assents to and is bound by the Article of Incorporation, as amended, and the By-Laws, as amended, of the Corporation, copies of which are available for inspection at the principal office of the Corporation.

THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE REDEEMED BY THE CORPORATION UPON REQUEST OF THE STOCKHOLDER AS PROVIDED IN THE ARTICLES OF INCORPORATION OF THE CORPORATION. IN ADDITION, THE ARTICLES OF INCORPORATION PROVIDE THAT THE CORPORATION, AT ITS OPTION, MAY PURCHASE OR REDEEM SHARES OF ITS COMMON STOCK UNDER CERTAIN OTHER CIRCUMSTANCES. THE PROVISIONS OF THE CORPORATION'S ARTICLES OF INCORPORATION RELATING TO SUCH PURCHASES OR REDEMPTIONS BY THE CORPORATION APPEAR ON THE REVERSE OF THIS CERTIFICATE. THE NUMBER OF SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO REDUCTION BY REASON OF CERTAIN OF SUCH PROVISIONS RELATING TO A REDEMPTION.

In witness whereof, the Corporaiton has caused this certificate to be signed by its duly authorized Officers and to be sealed with the seal of the Corporation.


COUNTERSIGNED AND REGISTERD:
     PRINCIPAL MANAGEMENT CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY:
             AUTHORIZED OFFICER


Principal                     Corporate Seal                /s/Ralph C. Eucher
Mutual                        Principal                       PRESIDENT
Funds                         Pacific
                              Basin
                              Fund, Inc.                    /s/A.S. Filean
                              2000                            SECRETARY
                              Maryland

Cusip No.            See Reverse side for Certain Definitions   DATED:

                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

SECTIONS 5, 6, 7, 8, and 9 OF ARTICLE FIFTH OF THE ARTICLES OF INCORPORATION OF THE CORPORATION ARE SET FORTH BELOW.


Section 5. Redemption and Repurchase of Shares of Capital Stock: Any shareholder may redeem shares of the Corporation for the net asset value of each class or series thereof by presentation of an appropriate request, together with the certificates, if any, for such shares, duly endorsed, at the office or agency designated by the Corporation. Redemptions as aforesaid, or purchases by the Corporation of its own stock, shall be made in the manner and subject to the conditions contained in the bylaws or approved by the Board of Directors.

Section 6. Purchase of Shares: The Corporation shall be entitled to purchase shares of any class of its capital stock, to the extent that the Corporation may lawfully effect such purchase under Maryland General Corporation Law, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the stockholder at a price not exceeding the net asset value per share computed in accordance with Section 4 of this Article.

Section 7. Redemption of Minimum Amounts:

(a) If after giving effect to a request for redemption by a stockholder, the aggregate net asset value of his remaining shares of any series or class will be less than the Minimum Amount then in effect, the Corporation shall be entitled to require the redemption of the remaining shares of such class owned by such stockholder, upon notice given in accordance with paragraph (c) of this Section, to the extent that the Corporation may lawfully effect such redemption under Maryland General Corporation Law.

(b) The term "Minimum Amount" when used herein shall mean Three Hundred Dollars ($300) unless otherwise fixed by the Board of Directors from time to time, provided that the Minimum amount may not in any event exceed Five Thousand Dollars ($5,000).

(c) If any redemption under paragraph (a) of this Section is upon notice, the notice shall be in writing personally delivered or deposited in the mail, at least thirty days prior to such redemption. If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by certified or registered mail, postage prepaid. The price for shares redeemed by the Corporation pursuant to paragraph (a) of this Section shall be paid in cash in an amount equal to the net asset value of such shares, computed in accordance with Section 4 of this Article.

Section 8. Mode of Payment: Payment by the Corporation for shares of any series or class of the capital stock of the Corporation surrendered to it for redemption shall be made by the Corporation within three business days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the holders of capital stock of the Corporation to redeem shares of capital stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by law. Payment of the redemption or purchase price may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation may select.

Section 9. Rights of Holders of Shares Purchased or Redeemed: The right of any holder of any series or class of capital stock of the Corporation purchased or redeemed by the Corporation as provided in this Article to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the purchase or redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution or voting rights to which such holder has previously become entitled as the record holder of such shares on the record date for the determination of the stockholders entitled to receive such dividend or distribution or to vote at the meeting of stockholders.

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used.

TEN COM - as tenants in common
JTTEN   - as joint tenants with right of survivorship and not as tenants in common
UNIF TRANS MIN ACT - ......................Custodian (Minor)
   under Uniform Transfer to Minors Act..............(State)
TOD - Transfer on Death


For Value received ____________________hereby sell, assign and transfer unto

________________________________________________________________________________
           PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares
of the Capital Stock represented by within Certificate, and do hereby irrevocably constitute and appoint___________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated ___________________________

                                           _____________________________________

                                           _____________________________________

In Presnce of

___________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTER-ATION OR ENLARGEMENT, OR ANY CHANGE WHAT SO EVER.

                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

   Number                                                   Class B Shares
 LVB-_________


This Certifies that _____________________________

is the owner of ___________________ Class B share of fully paid, non-assessable,
$.01  par  value  capital  stock  of  Principal   Pacific Basin  Fund,  Inc.,
transferable only on the books of the Corporation by the holder hereof in person or by attorney upon the surrender of this certificate duly endorsed. The holder hereof by accepting this certificate expressly assents to and is bound by the Article of Incorporation, as amended, and the By-Laws, as amended, of the Corporation, copies of which are available for inspection at the principal office of the Corporation.

THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE REDEEMED BY THE CORPORATION UPON REQUEST OF THE STOCKHOLDER AS PROVIDED IN THE ARTICLES OF INCORPORATION OF THE CORPORATION. IN ADDITION, THE ARTICLES OF INCORPORATION PROVIDE THAT THE CORPORATION, AT ITS OPTION, MAY PURCHASE OR REDEEM SHARES OF ITS COMMON STOCK UNDER CERTAIN OTHER CIRCUMSTANCES. THE PROVISIONS OF THE CORPORATION'S ARTICLES OF INCORPORATION RELATING TO SUCH PURCHASES OR REDEMPTIONS BY THE CORPORATION APPEAR ON THE REVERSE OF THIS CERTIFICATE. THE NUMBER OF SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO REDUCTION BY REASON OF CERTAIN OF SUCH PROVISIONS RELATING TO A REDEMPTION.

In witness whereof, the Corporaiton has caused this certificate to be signed by its duly authorized Officers and to be sealed with the seal of the Corporation.


COUNTERSIGNED AND REGISTERD:
     PRINCIPAL MANAGEMENT CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY:
             AUTHORIZED OFFICER


Principal                     Corporate Seal                /s/Ralph C. Eucher
Mutual                        Principal                       PRESIDENT
Funds                         Pacific
                              Basin
                              Fund, Inc.                    /s/A.S. Filean
                              2000                            SECRETARY
                              Maryland

Cusip No.            See Reverse side for Certain Definitions   DATED:

                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

SECTIONS 5, 6, 7, 8, and 9 OF ARTICLE FIFTH OF THE ARTICLES OF INCORPORATION OF THE CORPORATION ARE SET FORTH BELOW.


Section 5. Redemption and Repurchase of Shares of Capital Stock: Any shareholder may redeem shares of the Corporation for the net asset value of each class or series thereof by presentation of an appropriate request, together with the certificates, if any, for such shares, duly endorsed, at the office or agency designated by the Corporation. Redemptions as aforesaid, or purchases by the Corporation of its own stock, shall be made in the manner and subject to the conditions contained in the bylaws or approved by the Board of Directors.

Section 6. Purchase of Shares: The Corporation shall be entitled to purchase shares of any class of its capital stock, to the extent that the Corporation may lawfully effect such purchase under Maryland General Corporation Law, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the stockholder at a price not exceeding the net asset value per share computed in accordance with Section 4 of this Article.

Section 7. Redemption of Minimum Amounts:

(a) If after giving effect to a request for redemption by a stockholder, the aggregate net asset value of his remaining shares of any series or class will be less than the Minimum Amount then in effect, the Corporation shall be entitled to require the redemption of the remaining shares of such class owned by such stockholder, upon notice given in accordance with paragraph (c) of this Section, to the extent that the Corporation may lawfully effect such redemption under Maryland General Corporation Law.

(b) The term "Minimum Amount" when used herein shall mean Three Hundred Dollars ($300) unless otherwise fixed by the Board of Directors from time to time, provided that the Minimum amount may not in any event exceed Five Thousand Dollars ($5,000).

(c) If any redemption under paragraph (a) of this Section is upon notice, the notice shall be in writing personally delivered or deposited in the mail, at least thirty days prior to such redemption. If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by certified or registered mail, postage prepaid. The price for shares redeemed by the Corporation pursuant to paragraph (a) of this Section shall be paid in cash in an amount equal to the net asset value of such shares, computed in accordance with Section 4 of this Article.

Section 8. Mode of Payment: Payment by the Corporation for shares of any series or class of the capital stock of the Corporation surrendered to it for redemption shall be made by the Corporation within three business days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the holders of capital stock of the Corporation to redeem shares of capital stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by law. Payment of the redemption or purchase price may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation may select.

Section 9. Rights of Holders of Shares Purchased or Redeemed: The right of any holder of any series or class of capital stock of the Corporation purchased or redeemed by the Corporation as provided in this Article to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the purchase or redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution or voting rights to which such holder has previously become entitled as the record holder of such shares on the record date for the determination of the stockholders entitled to receive such dividend or distribution or to vote at the meeting of stockholders.

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used.

TEN COM - as tenants in common
JTTEN   - as joint tenants with right of survivorship and not as tenants in common
UNIF TRANS MIN ACT - ......................Custodian (Minor)
   under Uniform Transfer to Minors Act..............(State)
TOD - Transfer on Death


For Value received ____________________hereby sell, assign and transfer unto

________________________________________________________________________________
           PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares
of the Capital Stock represented by within Certificate, and do hereby irrevocably constitute and appoint___________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated ___________________________

                                           _____________________________________

                                           _____________________________________

In Presnce of

___________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTER-ATION OR ENLARGEMENT, OR ANY CHANGE WHAT SO EVER.

                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

   Number                                                   Class C Shares
 LVC-_________


This Certifies that _____________________________

is the owner of _________________________ Class C share of fully paid, non-assessable, $.01 par value capital stock of Principal Pacific Basin Fund, Inc., transferable only on the books of the Corporation by the holder hereof in person or by attorney upon the surrender of this certificate duly endorsed. The holder hereof by accepting this certificate expressly assents to and is bound by the Article of Incorporation, as amended, and the By-Laws, as amended, of the Corporation, copies of which are available for inspection at the principal office of the Corporation.

THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE REDEEMED BY THE CORPORATION UPON REQUEST OF THE STOCKHOLDER AS PROVIDED IN THE ARTICLES OF INCORPORATION OF THE CORPORATION. IN ADDITION, THE ARTICLES OF INCORPORATION PROVIDE THAT THE CORPORATION, AT ITS OPTION, MAY PURCHASE OR REDEEM SHARES OF ITS COMMON STOCK UNDER CERTAIN OTHER CIRCUMSTANCES. THE PROVISIONS OF THE CORPORATION'S ARTICLES OF INCORPORATION RELATING TO SUCH PURCHASES OR REDEMPTIONS BY THE CORPORATION APPEAR ON THE REVERSE OF THIS CERTIFICATE. THE NUMBER OF SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO REDUCTION BY REASON OF CERTAIN OF SUCH PROVISIONS RELATING TO A REDEMPTION.

In witness whereof, the Corporaiton has caused this certificate to be signed by its duly authorized Officers and to be sealed with the seal of the Corporation.


COUNTERSIGNED AND REGISTERD:
     PRINCIPAL MANAGEMENT CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY:
             AUTHORIZED OFFICER


Principal                     Corporate Seal                /s/Ralph C. Eucher
Mutual                        Principal                       PRESIDENT
Funds                         Pacific
                              Basin
                              Fund, Inc.                    /s/A.S. Filean
                              2000                             SECRETARY
                              Maryland

Cusip No.            See Reverse side for Certain Definitions   DATED:

                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

SECTIONS 5, 6, 7, 8, and 9 OF ARTICLE FIFTH OF THE ARTICLES OF INCORPORATION OF THE CORPORATION ARE SET FORTH BELOW.


Section 5. Redemption and Repurchase of Shares of Capital Stock: Any shareholder may redeem shares of the Corporation for the net asset value of each class or series thereof by presentation of an appropriate request, together with the certificates, if any, for such shares, duly endorsed, at the office or agency designated by the Corporation. Redemptions as aforesaid, or purchases by the Corporation of its own stock, shall be made in the manner and subject to the conditions contained in the bylaws or approved by the Board of Directors.

Section 6. Purchase of Shares: The Corporation shall be entitled to purchase shares of any class of its capital stock, to the extent that the Corporation may lawfully effect such purchase under Maryland General Corporation Law, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the stockholder at a price not exceeding the net asset value per share computed in accordance with Section 4 of this Article.

Section 7. Redemption of Minimum Amounts:

(a) If after giving effect to a request for redemption by a stockholder, the aggregate net asset value of his remaining shares of any series or class will be less than the Minimum Amount then in effect, the Corporation shall be entitled to require the redemption of the remaining shares of such class owned by such stockholder, upon notice given in accordance with paragraph (c) of this Section, to the extent that the Corporation may lawfully effect such redemption under Maryland General Corporation Law.

(b) The term "Minimum Amount" when used herein shall mean Three Hundred Dollars ($300) unless otherwise fixed by the Board of Directors from time to time, provided that the Minimum amount may not in any event exceed Five Thousand Dollars ($5,000).

(c) If any redemption under paragraph (a) of this Section is upon notice, the notice shall be in writing personally delivered or deposited in the mail, at least thirty days prior to such redemption. If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by certified or registered mail, postage prepaid. The price for shares redeemed by the Corporation pursuant to paragraph (a) of this Section shall be paid in cash in an amount equal to the net asset value of such shares, computed in accordance with Section 4 of this Article.

Section 8. Mode of Payment: Payment by the Corporation for shares of any series or class of the capital stock of the Corporation surrendered to it for redemption shall be made by the Corporation within three business days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the holders of capital stock of the Corporation to redeem shares of capital stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by law. Payment of the redemption or purchase price may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation may select.

Section 9. Rights of Holders of Shares Purchased or Redeemed: The right of any holder of any series or class of capital stock of the Corporation purchased or redeemed by the Corporation as provided in this Article to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the purchase or redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution or voting rights to which such holder has previously become entitled as the record holder of such shares on the record date for the determination of the stockholders entitled to receive such dividend or distribution or to vote at the meeting of stockholders.

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used.

TEN COM - as tenants in common
JTTEN   - as joint tenants with right of survivorship and not as tenants in common
UNIF TRANS MIN ACT - ......................Custodian (Minor)
   under Uniform Transfer to Minors Act..............(State)
TOD - Transfer on Death


For Value received ____________________hereby sell, assign and transfer unto

________________________________________________________________________________
           PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares
of the Capital Stock represented by within Certificate, and do hereby irrevocably constitute and appoint___________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated ___________________________

                                           _____________________________________

                                           _____________________________________

In Presnce of

___________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTER-ATION OR ENLARGEMENT, OR ANY CHANGE WHAT SO EVER.

                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

   Number                                                   Class R Shares
 LVR-_________


This Certifies that _____________________________

is the owner of ________________________ Class R share of fully paid, non-assessable, $.01 par value capital stock of Principal Pacific Basin Fund, Inc., transferable only on the books of the Corporation by the holder hereof in person or by attorney upon the surrender of this certificate duly endorsed. The holder hereof by accepting this certificate expressly assents to and is bound by the Article of Incorporation, as amended, and the By-Laws, as amended, of the Corporation, copies of which are available for inspection at the principal office of the Corporation.

THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE REDEEMED BY THE CORPORATION UPON REQUEST OF THE STOCKHOLDER AS PROVIDED IN THE ARTICLES OF INCORPORATION OF THE CORPORATION. IN ADDITION, THE ARTICLES OF INCORPORATION PROVIDE THAT THE CORPORATION, AT ITS OPTION, MAY PURCHASE OR REDEEM SHARES OF ITS COMMON STOCK UNDER CERTAIN OTHER CIRCUMSTANCES. THE PROVISIONS OF THE CORPORATION'S ARTICLES OF INCORPORATION RELATING TO SUCH PURCHASES OR REDEMPTIONS BY THE CORPORATION APPEAR ON THE REVERSE OF THIS CERTIFICATE. THE NUMBER OF SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO REDUCTION BY REASON OF CERTAIN OF SUCH PROVISIONS RELATING TO A REDEMPTION.

In witness whereof, the Corporaiton has caused this certificate to be signed by its duly authorized Officers and to be sealed with the seal of the Corporation.


COUNTERSIGNED AND REGISTERD:
     PRINCIPAL MANAGEMENT CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY:
             AUTHORIZED OFFICER


Principal                     Corporate Seal                /s/Ralph C. Eucher
Mutual                        Principal                       PRESIDENT
Funds                         Pacific
                              Basin
                              Fund, Inc.                    /s/A.S. Filean
                              2000                            SECRETARY
                              Maryland

Cusip No.            See Reverse side for Certain Definitions   DATED:

                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

SECTIONS 5, 6, 7, 8, and 9 OF ARTICLE FIFTH OF THE ARTICLES OF INCORPORATION OF THE CORPORATION ARE SET FORTH BELOW.


Section 5. Redemption and Repurchase of Shares of Capital Stock: Any shareholder may redeem shares of the Corporation for the net asset value of each class or series thereof by presentation of an appropriate request, together with the certificates, if any, for such shares, duly endorsed, at the office or agency designated by the Corporation. Redemptions as aforesaid, or purchases by the Corporation of its own stock, shall be made in the manner and subject to the conditions contained in the bylaws or approved by the Board of Directors.

Section 6. Purchase of Shares: The Corporation shall be entitled to purchase shares of any class of its capital stock, to the extent that the Corporation may lawfully effect such purchase under Maryland General Corporation Law, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the stockholder at a price not exceeding the net asset value per share computed in accordance with Section 4 of this Article.

Section 7. Redemption of Minimum Amounts:

(a) If after giving effect to a request for redemption by a stockholder, the aggregate net asset value of his remaining shares of any series or class will be less than the Minimum Amount then in effect, the Corporation shall be entitled to require the redemption of the remaining shares of such class owned by such stockholder, upon notice given in accordance with paragraph (c) of this Section, to the extent that the Corporation may lawfully effect such redemption under Maryland General Corporation Law.

(b) The term "Minimum Amount" when used herein shall mean Three Hundred Dollars ($300) unless otherwise fixed by the Board of Directors from time to time, provided that the Minimum amount may not in any event exceed Five Thousand Dollars ($5,000).

(c) If any redemption under paragraph (a) of this Section is upon notice, the notice shall be in writing personally delivered or deposited in the mail, at least thirty days prior to such redemption. If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by certified or registered mail, postage prepaid. The price for shares redeemed by the Corporation pursuant to paragraph (a) of this Section shall be paid in cash in an amount equal to the net asset value of such shares, computed in accordance with Section 4 of this Article.

Section 8. Mode of Payment: Payment by the Corporation for shares of any series or class of the capital stock of the Corporation surrendered to it for redemption shall be made by the Corporation within three business days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the holders of capital stock of the Corporation to redeem shares of capital stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by law. Payment of the redemption or purchase price may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation may select.

Section 9. Rights of Holders of Shares Purchased or Redeemed: The right of any holder of any series or class of capital stock of the Corporation purchased or redeemed by the Corporation as provided in this Article to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the purchase or redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution or voting rights to which such holder has previously become entitled as the record holder of such shares on the record date for the determination of the stockholders entitled to receive such dividend or distribution or to vote at the meeting of stockholders.

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used.

TEN COM - as tenants in common
JTTEN   - as joint tenants with right of survivorship and not as tenants in common
UNIF TRANS MIN ACT - ......................Custodian (Minor)
   under Uniform Transfer to Minors Act..............(State)
TOD - Transfer on Death


For Value received ____________________hereby sell, assign and transfer unto

________________________________________________________________________________
           PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares
of the Capital Stock represented by within Certificate, and do hereby irrevocably constitute and appoint___________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated ___________________________

                                           _____________________________________

                                           _____________________________________

In Presnce of

___________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTER-ATION OR ENLARGEMENT, OR ANY CHANGE WHAT SO EVER.